                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) and Form S-3 (No. 333-79671) of Bio-Plexus, Inc. of our report dated February 1, 2002 appearing on page F-2 of the Annual Report in Form 10-K filed with the Securities and Exchange Commission on March 15, 2002.




Mahoney Sabol & Company, LLP
Hartford, Connecticut
March 15, 2002